UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

HARTFORD CREATIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54439	51-0675116
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8832 Glendon Way

Rosemead, California 91770

(Address of principal executive offices)

(626) 321-1915

(Registrant’s telephone number, including area code)

HARTFORD GREAT HEALTH CORP.

(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HFUS	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2024, Hartford Creative Group, Inc. (the “Company”) entered into an amended and restated employment agreement with its Chief Executive Officer, Sheng-Yih Chang, dated December 31, 2024 (the “Chang Employment Agreement”). Under the Chang Employment Agreement, Mr. Chang serves as Chief Executive Officer of the Company, and his term of employment runs through July 31, 2025, subject to automatic annual renewals for an additional 12 months, absent the Company or Mr. Chang terminating the agreement.

Pursuant to the Chang Employment Agreement, Mr. Chang’s annualized base salary is $108,000, paid monthly. Mr. Chang must also provide 60 days’ written notice prior to any resignation, with or without good reason. Upon receiving such notice, the Company must continue to pay Mr. Chang’s salary through his resignation date. In the event of Mr. Chang’s termination without Cause (as defined under the Chang Employment Agreement), Mr. Chang is entitled to a one-year continuation of his then-current base salary and 12-months of COBRA continuation premiums at the same level as other active employees. Mr. Chang is also subject to a non-disclosure of confidential information covenant under the Chang Employment Agreement.

The foregoing description of the Chang Employment Agreement is a summary only and is qualified in its entirety by reference to the full text of the Chang Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement, dated as of December 31, 2024, between Hartford Creative Group, Inc. and Sheng-Yih Chang (filed herewith).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTFORD CREATIVE GROUP, INC.
(Registrant)

Date: January 7, 2025	By:	/s/ Sheng-Yih Chang
Sheng-Yih Chang
Chief Executive Officer